UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2008

ACES WIRED, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-96589 Commission File Number	88-0514502 (I.R.S. Employer Identification No.)

12225 Greenville Avenue, Suite 861 Dallas, Texas (Address of principal executive offices)		75243 (Zip Code)

Registrant’s telephone number, including area code: (972) 261-1963

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2008, David E. Danovitch notified Aces Wired, Inc. (the Company) of his decision to resign as a director of the Company, effective immediately. Mr. Danovitch was Chairman of the Company’s audit committee at the time of his resignation. There were no disagreements between the Company and Mr. Danovitch that led to his resignation. A copy of Mr. Danovitch's resignation letter is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On May 21, 2008, the Company issued a press release regarding actions taken by the Texas Attorney General, the Texas Department of Public Safety and local authorities to shut down all the Company’s amusement-with-prize (AWP) operations pursuant to search and arrest warrants executed on May 21, 2008. The Company has previously disclosed in its SEC filings the provisions of the Texas Penal Code applicable to its AWP operations and the prior history of actions taken by local authorities against the Company’s AWP operations. Some of the affidavits and other court documents upon which the warrants are based allege violations of Texas Penal Code provisions relating to gambling promotion; keeping a gambling place; possession of a gambling device, equipment or paraphernalia; money laundering; and engaging in organized criminal activity relating to same. In conjunction with the execution of the warrants, authorities arrested certain of the Company’s amusement center employees, confiscated gaming machines and cash at the amusement centers and seized substantially all of the Company’s bank accounts. The Company is assessing the effects these actions have had on its liquidity, specifically its ability to currently fund its other business operations and defend itself and its employers against these allegations. Accordingly, the Company may require additional capital for these purposes depending upon any additional actions taken by authorities and the Company’s ability to obtain prompt judicial relief. As noted in the press release, the Company believes its AWP operations comply with Texas law and intends to rigorously defend itself and its employees against these allegations. A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Resignation Letter of David E. Danovitch
99.2	Press Release issued on May 21, 2008 by Aces Wired, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2008

ACES WIRED, INC.

By:	/s/ Kenneth R. Griffith
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Resignation Letter of David E. Danovitch
99.2	Press Release issued on May 21, 2008 by Aces Wired, Inc.